UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2021

ZAI LAB LIMITED

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38205	98-1144595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4560 Jinke Road Bldg. 1, Fourth Floor Pudong Shanghai, China	201210
(Address of principal executive offices)	(Zip Code)

+86 21 6163 2588

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 1 Ordinary Share, par value $0.00006 per share	ZLAB	The Nasdaq Global Market
Indicate by check mark
Ordinary Shares, par value $0.00006 per share*	9688	The Stock Exchange of Hong Kong Limited

*        Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2021, at the 2021 Annual General Meeting of Shareholders (the “Meeting”) of Zai Lab Limited (the “Company”), the shareholders approved amending and restating the Company’s Fourth Amended and Restated Articles of Association (the “Current Articles”) with the Fifth Amended and Restated Articles of Association (the “Amended Articles”). The Amended Articles include the following key changes:

•

Annual Election of Directors: The Company amended the Current Articles so that shareholders are to vote on the election of all directors every year for one-year terms beginning with the next annual meeting of the Company.

•

Compliance with Stock Exchange Listing Rules: To comply with the changes to the Current Articles as required or recommended by The Stock Exchange of Hong Kong Limited (“HKEx”), the Company amended the Current Articles so that: (1) defined terms will reflect the Company’s secondary listing of its shares on the HKEx; (2) share transfer rules will exclude shares that are listed on a Designated Stock Exchange (as defined therein) and transfers of shares that are listed on the HKEx may be effected by any method of transferring or dealing in securities permitted by the HKEx Listing Rules; (3) subject to certain limitations, the Company may purchase its own shares (including any redeemable shares) provided that the manner of purchase may also be approved by the Board of Directors; (4) the consent in writing from holders of two-thirds of the issued shares of a class or series of shares of the Company will be required to vary or abrogate the rights attached to such class or series of shares; (5) the Company shall hold an annual general meeting every year and no more than 15 months should elapse between the date of an annual general meeting of the Company and the next; (6) holders of one-tenth of the Company’s share capital may requisition a general meeting and shall meet quorum; (7) the required notice period for any general meeting of the Company will be 14 calendar days; (8) any shareholder present in person or by proxy is entitled to vote to demand a poll regardless of such shareholder’s percent holdings in the Company; and (9) where any shareholder is, under the HKEx Listing Rules, required to abstain from voting on any particular resolution or restricted to voting only for or only against any particular resolution, any votes cast by or on behalf of such shareholder in contravention of such requirement or restriction, shall not be counted.

Additional information about the Amended Articles is included in the proxy statement for the Meeting filed with the SEC on April 30, 2021 (the “Proxy Statement”). In addition, the foregoing description of the key changes to the Amended Articles is qualified by reference to the Amended Articles, a copy of which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 24, 2021, the Company held the Meeting, which was an annual general meeting of the shareholders. Holders of a total of 76,772,075 ordinary shares of the Company, constituting more than one-third of all voting share capital of the Company in issue as of the record date of April 27, 2021, were present in person (either physically or by virtual attendance) or by proxy at the Meeting.

The matters set forth below were voted on by the Company’s shareholders and approved at the Meeting. Detailed descriptions of the proposal and the applicable voting procedures at the Meeting are contained in the Proxy Statement. All resolutions duly proposed in the notice of the Meeting were approved at the Meeting. The final voting results for each matter submitted to a vote of shareholders at the Meeting are as follows:

Proposal 1:

(1)	AS A SPECIAL RESOLUTION: to consider and approve amending and restating the Current Articles to provide for the annual election of each of the Company’s directors.

For	Against	Abstentions	Broker Non-votes
76,770,427	219	1,429	0

Accordingly, this Proposal 1 was carried as a special resolution.

Proposal 2:

(2)	AS A SPECIAL RESOLUTION: to consider and approve amending and restating the Current Articles to reflect changes required or recommended by The Stock Exchange of Hong Kong Limited.

For	Against	Abstentions	Broker Non-votes
74,451,120	2,319,508	1,447	0

Accordingly, this Proposal 2 was carried as a special resolution.

Proposal 3:

(3)

AS A SPECIAL RESOLUTION: to consider and approve that, conditional upon the approval of special resolutions 1 and 2, the Current Articles be amended, restated and replaced in their entirety by the Amended Articles.

For	Against	Abstentions	Broker Non-votes
76,659,828	110,779	1,468	0

Accordingly, this Proposal 3 was carried as a special resolution.

Proposal 4:

(4)

AS AN ORDINARY RESOLUTION: to ratify the selection of Deloitte Touche Tohmatsu Certified Public Accountants LLP and Deloitte Touche Tohmatsu as the Company’s independent auditors for the fiscal year ending December 31, 2021.

For	Against	Abstentions	Broker Non-votes
76,770,595	5	1,475	0

Accordingly, this Proposal 4 was carried as an ordinary resolution.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Fifth Amended and Restated Articles of Association of Zai Lab Limited.

104	The cover page of this Current Report on Form 8-K is formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAI LAB LIMITED

By:	/s/ Samantha Du
Samantha Du Chief Executive Officer

Date: June 24, 2021